LIICA LETTERHEAD

                                                     September 10, 2003

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:           Life Investors Variable Life Account A
                 File No. 811-09747, CIK 0001097237

Dear Commissioners:

On behalf of Life Investors Variable Life Account A of Life Investors Insurance Company of America (“separate account”), incorporated by reference are the semi-annual reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the “Act”). The funds are the AIM V.I. Capital Appreciation Fund – Series I, AIM V.I. Government Securities Fund – Series I, AIM V.I. Growth Fund – Series I, AIM V.I. International Growth Fund – Series I, AIM V.I. Premier Equity Fund – Series I, Fidelity VIP II Contrafund® Portfolio (Service Class), Fidelity VIP Growth Portfolio (Service Class), Fidelity VIP Growth & Income Portfolio (Service Class), Fidelity VIP II Index 500 Portfolio (Initial Class), Fidelity VIP Mid Cap (Service Class 2), Fidelity VIP Money market Portfolio (Initial Class), Fidelity VIP Value Strategies (Service Class 2), Janus Aspen Aggressive Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, MFS Investors Growth Stock Series (Service Shares), MFS Mid Cap Growth Series (Service Shares), MFS New Discovery Series (Service Shares), MFS Total Return Series (Service Shares), MFS Utilities Series (Service Shares), MFS Value Series (Service Shares), Oppenheimer Main Street Growth & Income Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Strategic Bond Fund/VA, Oppenheimer High Income Fund/VA, and Oppenheimer Main Street Small Cap Fund/VA.

Entity: AIM Variable Insurance Funds	File No. 811-07452 Date of Filing: August 26, 2003
Accession No. 0000950129-03-004414 CIK 0000896435
Entity: Fidelity Variable Insurance Products Funds:
Contra	File No. 811-05511 Date of Filing: August 29, 2003
Accession No. 0000831016-03-000009 CIK 0000831016
Growth	File No. 811-03329 Date of Filing: August 29, 2003
Accession No. 0000356494-03-000030 CIK 0000356494
Growth & Income	File No. 811-07205 Date of Filing: August 29, 2003
Accession No. 0000927384-03-000012 CIK 0000927384
Index 500	File No. 811-05511 Date of Filing: August 29, 2003
Accession No. 0000831016-03-000009 CIK 0000831016
Mid Cap	File No. 811-07205 Date of Filing: August 29, 2003
Accession No. 0000927384-03-000012 CIK 0000927384

Securities and Exchange Commission
September 10, 2003
Page Two

Money Market	File No.811-03329 Date of Filing: August 29, 2003
Accession No. 0000356494-03-000030 CIK 0000356494
Value Strategies	File No. 11-07205 Date of Filing: August 29, 2003
Accession No. 0000927384-03-000012 CIK 0000927384
Entity: Janus Aspen Series	File No.811-07736 Date of Filing: August 29, 2003
Accession No. 0001093801-03-000222 CIK 0000906185
Entity: MFS Variable Insurance Trust	File No.811-08326 Date of Filing: August 25, 2003
Accession No. 000950156-03-000299 CIK 0000918571
Entity: Oppenheimer Variable Account Funds:
File No.811-04108 Date of Filing: August 27, 2003
Accession No. 0000935069-03-001084 CIK 0000752737

These semi-annual reports are for the period ended June 30, 2003, and have been transmitted to policyholders in accordance with Rule 30e-2 (formerly designated as Rule 30d-2) under the Act. To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1747.

Sincerely,

/s/ Priscilla I. Hechler

Priscilla I. Hechler
Assistant Secretary